                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 12, 1999
                                                          ---------------

                                DBT Online, Inc.
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)


      Pennsylvania                  1-13333                  85-0439411
--------------------------------------------------------------------------------
     (State or other              (Commission              (I.R.S. Employer
     jurisdiction of              File Number)           Identification No.)
     incorporation)


   5550 W. Flamingo Road, Suite B-5
         Las Vegas, Nevada                                       89103
--------------------------------------------------------------------------------
(Address of principal executive offices)                       Zip Code


           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (702) 257-1112


--------------------------------------------------------------------------------
         (Former name and former address, if changed since last report)

ITEM 5.    OTHER EVENTS.

         On August 12, 1999, DBT Online, Inc. ("DBT") announced that Charles A. Lieppe has resigned as President, Chief Executive Officer and a Director of DBT effective immediately due to personal reasons. Ronald Fournet, DBT's Chief Information & Technology Officer, has been named to replace Mr. Lieppe as President and CEO. DBT hereby incorporates by reference the press release dated August 12, 1999 attached hereto as Exhibit 99.1.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   DBT ONLINE, INC.
                                   (Registrant)



                                   By  /s/ Timothy M. Leonard
                                      ---------------------------------------
                                      Timothy M. Leonard
                                      Vice President, Finance, Treasurer, and
                                      Chief Financial Officer

Dated:  August 13, 1999

                                  EXHIBIT INDEX


         EXHIBIT
         NUMBER                     DESCRIPTION
         -------                    -----------

         99.1 Press Release: DBT's Ron Fournet Named President and CEO, dated August 12, 1999.